Exhibit 1.1

EXECUTION COPY

REDBACK NETWORKS INC.

Common Stock

(par value $0.0001 per share)

UNDERWRITING AGREEMENT

May 18, 2006

GOLDMAN, SACHS & CO.

UBS SECURITIES LLC

As representatives of the several Underwriters

named	in Schedule I hereto

c/o:	Goldman, Sachs & Co.

85 Broad Street

New York, New York 10004

and

UBS Securities LLC

299 Park Avenue

New York, New York 10171

Ladies and Gentlemen:

Redback Networks Inc., a Delaware corporation (the “Company”), proposes, subject to the terms and conditions stated in this agreement (the “Agreement”), to issue and sell to the underwriters named in Schedule I hereto (the “Underwriters”) an aggregate of 3,500,000 shares and, at the election of the Underwriters, up to 614,850 additional shares, of the common stock, par value $0.0001 per share, of the Company (the “Common Stock”); the stockholders of the Company named in Schedule II hereto (together, the “Selling Stockholders”) propose, subject to the terms and conditions stated herein, to sell to the Underwriters an aggregate of 4,698,000 shares of the Common Stock; and each of Alta Partners Holdings, LDC, a Cayman Islands limited duration company (the “Alta Partners Fund”), and Alta Partners Discount Convertible Arbitrage Holdings, Ltd., a British Virgin Islands international business company (the “Alta Partners Arbitrage Fund,” and, together with Alta Partners Fund, the “Alta Funds”), in each case Selling Stockholders named in Schedule II hereto, further propose, subject to the terms and conditions stated herein, to sell to the Underwriters, at the election of the Underwriters, up to 614,850 additional shares of Common Stock. The aggregate of 8,198,000 shares of

Common Stock to be sold by the Company and the Selling Stockholders is herein called the “Firm Securities” and the aggregate of 1,229,700 additional shares of Common Stock to be sold by the Company and each of the Alta Funds is herein called the “Optional Securities.” The Firm Securities and the Optional Securities that the Underwriters may elect to purchase pursuant to Section 2 hereof are herein collectively called the “Securities.”

The Company hereby acknowledges that it has requested that UBS Financial Services Inc. (the “Program Administrator”) administer a directed sale program as part of the distribution of the Securities by the Underwriters, pursuant to which up to an aggregate of 675,000 of the Firm Securities to be purchased by the Underwriters (the “Program Securities”) shall be reserved for sale by the Program Administrator at the public offering price to: (1) Lydian Asset Management, L.P. or affiliated entities (together, the “Lydian Funds”); and (2) TCV IV, L.P. and TCV IV Strategic Partners, L.P. or affiliated entities, respectively (together, the “TCV Funds,” and the TCV Funds, together with the Lydian Funds, the “Program Participants”), subject to the terms of this Agreement, the applicable rules, regulations and interpretations of the National Association of Securities Dealers, Inc. (the “NASD”) and all other applicable laws, rules and regulations (the “Directed Sale Program”). The number of Firm Securities available for sale to the public will be reduced to the extent that the Program Participants purchase any of the Program Securities. The Underwriters may offer any of the Program Securities not purchased by the Program Participants to the public on the same basis as the other Firm Securities being issued and sold pursuant to this Agreement. The Company has supplied the Program Administrator with the name, address and telephone number of each Program Participant which the Company has designated to be a Program Participant in the Directed Sale Program. It is understood that any Program Participant so designated may decline to participate in the Directed Share Program.

1. Representations and Warranties of the Company and the Selling Stockholders.

(a) The Company represents and warrants to, and agrees with, each of the Underwriters that:

(i) An “automatic shelf registration statement” as defined under Rule 405 under the Act of 1933, as amended (the “Act”) on Form S-3ASR (Registration No. 333-133903) in respect of the Securities has been filed with the Securities and Exchange Commission (the “Commission”) not earlier than three years prior to the date hereof; such registration statement, and any post-effective amendment thereto, became effective on filing; and no stop order suspending the effectiveness of such registration statement or any part thereof has been issued and no proceeding for that purpose has been initiated or threatened by the Commission, and no notice of objection of the Commission to the use of such registration statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Act has been received by the Company (the base prospectus filed as part of such registration statement, in the form in which it has most recently been filed with the Commission on or prior to the date of this Agreement, is hereinafter called the “Basic Prospectus;” any preliminary prospectus (including any preliminary prospectus supplement) relating to the Securities filed with the Commission pursuant to Rule 424(b) under the Act is hereinafter called a “Preliminary Prospectus;” the various parts of such registration statement, including all exhibits thereto but excluding Form T-1 and including any prospectus supplement relating to the Securities that is filed with the Commission and deemed by virtue of Rule 430B to be part of such registration statement, each as amended at the time such part of the registration statement became effective, are hereinafter collectively called the “Registration Statement;” the Basic Prospectus, as amended and supplemented by any amendment or supplement related to the Securities immediately prior to the Applicable Time (as defined below), is hereinafter called the “Pricing Prospectus;” the form of the final prospectus relating to the Securities filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof is hereinafter called the “Prospectus;” any reference herein to the Basic Prospectus, the Pricing Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of such prospectus; any reference to any amendment or supplement to the Basic Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any post-effective amendment to the Registration Statement, any prospectus supplement relating to the Securities filed with the Commission pursuant to Rule 424(b) under the Act and any documents filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and incorporated therein, in each case after the date of the Basic Prospectus, such Preliminary Prospectus, or the Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any “issuer free writing prospectus” as defined in Rule 433 under the Act relating to the Securities is hereinafter called an “Issuer Free Writing Prospectus”);

(ii) No order preventing or suspending the use of any Preliminary Prospectus or any Issuer Free Writing Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an

Underwriter through Goldman, Sachs & Co. and UBS Securities LLC (together, the “Representatives”) expressly for use therein;

(iii) For the purposes of this Agreement, “Applicable Time” shall mean 5:00 p.m. (New York City time) on the date of this Agreement. The Pricing Prospectus, as of the Applicable Time did not, and, during the period beginning on the date hereof and ending on the date of the last Time of Delivery (as defined below), will not, include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Free Writing Prospectus listed on Schedule III hereto does not conflict with the information contained in the Registration Statement, the Pricing Prospectus or the Prospectus and each such Issuer Free Writing Prospectus, as supplemented by and taken together with the Pricing Prospectus as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements or omissions made in an Issuer Free Writing Prospectus in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein;

(iv) The documents incorporated by reference in the Pricing Prospectus and the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein; and no such documents were filed with the Commission since the Commission’s close of business on the business day immediately prior to the date of this Agreement and prior to the execution of this Agreement;

(v) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement and the

Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to each part of the Registration Statement and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein;

(vi) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Pricing Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Pricing Prospectus, there has not been any change in the capital stock or long term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the management, financial position, stockholders’ equity or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Pricing Prospectus;

(vii) Neither the Company nor any of its subsidiaries owns any real property. The Company and its subsidiaries have good and marketable title to all personal property owned by them, in each case, which is material to the business of the Company and its subsidiaries, taken as a whole, free and clear of all liens, encumbrances and defects or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries;

(viii) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own or lease its properties and conduct its business as described in the Pricing Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; each subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation; and the Company does not have any “significant subsidiaries” within the meaning of Rule 1-02(w) of Regulation S-X promulgated under the Act;

(ix) The Company has an authorized and outstanding capitalization as set forth in the Pricing Prospectus and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and conform to the description of the Common Stock contained in the Pricing Prospectus and Prospectus; and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and (except for directors’ qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

(x) This Agreement has been duly authorized, executed and delivered by the Company;

(xi) The unissued Securities to be issued and sold by the Company to the Underwriters hereunder have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and non-assessable and will conform to the description of the Securities contained in the Prospectus;

(xii) The issue and sale of the Securities and the compliance by the Company with this Agreement and the consummation of the transactions herein contemplated will not: (A) after giving effect to consents which have already been obtained, conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject; (B) result in any violation of the provisions of the Amended and Restated Certificate of Incorporation or Bylaws of the Company; or (C) result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement except such as have been obtained under the Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters;

(xiii) The Company has not, prior to the date hereof, made any offer or sale of any securities which could be “integrated” for purposes of the Act and the rules and regulations of the Commission under the Act with the offer and sale of the Securities pursuant to the Registration Statement. Except as disclosed in the Registration Statement, the Pricing Prospectus and the Prospectus, the Company has not sold or issued any securities during the six-month period preceding the date of the Prospectus, including but not limited to any sales pursuant to Rule 144A, Regulation D or Regulation S under the Act and the rules and regulations of the Commission under the Act, other than shares of Common Stock issued pursuant to employee benefit plans, qualified stock option plans or the employee compensation plans or pursuant to outstanding options, rights or warrants as described in the Registration Statement, the Pricing Prospectus and the Prospectus;

(xiv) Neither the Company nor any of its subsidiaries is in violation of its Amended and Restated Certificate of Incorporation or Bylaws or in default in the performance or observance of any material obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

(xv) No approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or of or with any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the NASDAQ (as defined below)), or approval of stockholders of the Company, is required in connection with the issuance and sale of the Securities to be sold by the Company pursuant hereto, the sale of the Securities to be sold by the Selling Stockholders pursuant hereto or the consummation of the transactions contemplated hereby, other than (A) registration of the Securities under the Act, which has been effected or (B) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Securities are being offered by the Underwriters;

(xvi) Except as set forth in the Investor Rights Agreement, dated as of January 5, 2004, as amended on April 5, 2004, as amended, made by and among the Company and the parties set forth on Exhibit A thereto (the “Investor Rights Agreement”), and except as otherwise contemplated by the Consent and Waiver dated May 5, 2006, applicable to the Investor Rights Agreement, no person or entity has any outstanding registration rights, including piggyback rights, with respect to any securities of the Company;

(xvii) The Company is eligible to register the Securities under Form S-3 promulgated under the Act;

(xviii) The Common Stock is listed on the Nasdaq National Market (the “NASDAQ”); no event has occurred, and the Company is not aware of any event that is reasonably likely to occur, that would result in the Common Stock being delisted from the NASDAQ; and the issuance and sale of the Securities in conformity with the terms of this Agreement do not, and the issuance of the Securities will not, contravene the rules and regulations of the NASDAQ;

(xix) In accordance with Rule 2710(b)(7)(C)(i) of the NASD, the Securities have been registered with the Commission on Form S-3ASR under the Act pursuant to the standards for Form S-3 in effect prior to October 21, 1992; and to the Company’s knowledge, there are no affiliations or associations between (A) any member of the NASD and (B) the Company or any of the Company’s officers, directors or 5% or greater security holders or any beneficial owner of the Company’s unregistered equity securities that were acquired at any time on or after the 180th day immediately preceding the date the Registration Statement was initially filed with the Commission, except as disclosed in the Registration Statement (excluding the exhibits thereto), any Preliminary Prospectus, the Preliminary Prospectus and the Prospectus;

(xx) The statements set forth in the Pricing Prospectus and Prospectus under the caption “Description of Capital Stock,” insofar as they purport to constitute a summary of the terms of the Company’s capital stock and rights to purchase shares of the Company’s capital stock described therein; and the statements set forth in the Pricing Prospectus and Prospectus and under the captions “Material United States Income Tax Considerations for Non-United States Holders” and “Underwriting,” insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair;

(xxi) Other than as set forth in the Pricing Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject, except for any such proceedings which, if determined adversely to the Company or any of its subsidiaries, would not, individually or in the aggregate, have a material adverse effect on the current or future financial position, stockholders’ equity, results of operations or prospects of the Company and its subsidiaries (each, a “Material Adverse Effect”); and, to the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

(xxii) The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof, will not be an “investment company,” as such term is defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”);

(xxiii) (A) (1) At the time of filing the Registration Statement, (2) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), and (3) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) under the Act) made any offer relating to the Securities in reliance on the exemption of Rule 163 under the Act, the Company was a “well-known seasoned issuer” as defined in Rule 405 under the Act; and (B) at the earliest time after the filing of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Act) of the Securities, the Company was not an “ineligible issuer” as defined in Rule 405 under the Act;

(xxiv) PricewaterhouseCoopers LLP, independent registered public accounting firm, who have certified certain financial statements of the Company and its subsidiaries, and have audited the internal control over financial reporting of the Company and management’s assessment thereof, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

(xxv) The Company maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) that complies with the requirements of the Exchange Act and has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. The Company’s internal control over financial reporting is effective and the Company is not aware of any material weaknesses in its internal control over financial reporting;

(xxvi) Since the date of the latest audited financial statements included or incorporated by reference in the Pricing Prospectus, there has been no change in the internal control of the Company over financial reporting that has materially affected, or is reasonably likely to materially affect, the internal control of the Company over financial reporting;

(xxvii) The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that comply with the requirements of the Exchange Act; such disclosure controls and procedures have been designed to ensure that material information relating to the Company and its subsidiaries is made known to the Company’s principal executive officer and principal financial officer by others within those entities; and such disclosure controls and procedures are effective;

(xxviii) The Company and its subsidiaries own or have the right to use all material patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes necessary or material for their business as now conducted (the “Intellectual Property Rights”). The Company has not received any written communications (A) challenging the validity, effectiveness or ownership by the Company or its subsidiaries of any of the Intellectual Property Rights, or (B) that the Company or its subsidiaries is in material default with respect to any license granting Intellectual Property Rights to the Company or its subsidiaries. Except as set forth on Annex D hereto, the Company has not received any written communications alleging it or any of its subsidiaries violated any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights or processes of any other person; and neither the Company nor any of its subsidiaries is infringing or violating such rights of any other person;

(xxix) Except as would not have a Material Adverse Effect: (A) the Company and its subsidiaries have filed all necessary federal, state, foreign and local property, income, franchise, sales, and use tax returns, which were true and correct in all respects on the date of each such filing, and have paid all taxes shown as due thereon or otherwise owed by each of them to any taxing authority except those contested in good faith and for which appropriate amounts have been reserved in accordance with GAAP (as defined below); and (B) there is no tax deficiency that has been, or might be, asserted against the Company or any of its subsidiaries;

(xxx) The Company and its subsidiaries and their respective properties, assets and operations are in compliance with, and the Company and each of its subsidiaries hold all permits, authorizations and approvals required under, Environmental Laws (as defined below), except to the extent that failure to so comply or to hold such permits, authorizations or approvals would not, individually or in the aggregate, have a Material Adverse Effect; there are no past, present or, to the Company’s knowledge, reasonably anticipated future events, conditions, circumstances, activities, practices, actions, omissions or plans that could reasonably be expected to give rise to any material costs or liabilities to the Company or any subsidiary under, or to interfere with or prevent compliance by the Company or any subsidiary with, Environmental Laws; except as would not, individually or in the aggregate, have a Material Adverse Effect, neither the Company nor any of its subsidiaries (A) is the subject of any investigation, (B) has received any notice or claim, (C) is a party to or affected by any pending or, to the Company’s knowledge, threatened action, suit or proceeding, (C) is bound by any judgment, decree or order or (D) has entered into any agreement, in each case relating to any alleged violation of any Environmental Law (as defined below) or any actual or alleged release or threatened release or cleanup at any location of any Hazardous Materials (as defined below). As used herein, “Environmental Law” means any federal, state, local or foreign law, statute, ordinance, rule, regulation, order, decree, judgment, injunction, permit, license, authorization or other binding requirement, or common law, relating to health, safety or the protection, cleanup or restoration of the environment or natural resources, including those relating to the distribution, processing, generation, treatment, storage, disposal, transportation, other handling or release or threatened release of Hazardous Materials, and “Hazardous Materials” means any material (including, without limitation, pollutants, contaminants, hazardous or toxic substances or wastes) that is regulated by or may give rise to liability under any Environmental Law);

(xxxi) Except as disclosed in the Registration Statement, the Pricing Prospectus and the Prospectus, there are no contracts, agreements or understandings between the Company or any of its subsidiaries and any person or entity that would give rise to a valid claim against the Company or any subsidiary or any Underwriter for a brokerage commission, finder’s fee or other like payment in connection with the transactions contemplated by this Agreement, the Registration Statement, the Pricing Prospectus and the Prospectus or, to the Company’s knowledge, any arrangements, agreements, understandings, payments or issuance with respect to the Company, its Subsidiaries or their respective officers, directors, stockholders, partners, employees, or affiliates that may affect the Underwriters’ compensation as determined by the NASD;

(xxxii) Neither the Company nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes;

(xxxiii) Each of the Company and its subsidiaries is in compliance with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”), except for any non-compliance which would not have a Material Adverse Effect; no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which the Company or any of its subsidiaries would have any liability; none of the Company or any of its subsidiaries has incurred, nor does it expect to incur liability under (A) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan” or (B) Section 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the “Code”), and each “pension plan” for which the Company or any of its subsidiaries would have any liability, that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification;

(xxxiv) Neither the Company nor any of its subsidiaries, or to any of their knowledge, any director, officer, agent, employee or other person or entity associated with or acting on behalf of the Company, or any of its subsidiaries (A) has used any corporate funds during the last five years for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity, (B) made any unlawful payment to any tribal, foreign or domestic government official or employee from corporate funds, (C) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended or (D) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment;

(xxxv) All statistical or market-related data included or incorporated by reference in the Registration Statement, the Pricing Prospectus, the Prospectus and any Issuer Free Writing Prospectuses are based on or derived from sources that the Company reasonably believes to be reliable and accurate, and the Company has obtained the written consent to the use of such data from such sources to the extent required;

(xxxvi) Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (the “OFAC”); and the Company will not directly or indirectly use the proceeds of the offering of the Securities contemplated hereby, or lend, contribute or otherwise make available such proceeds to any of its subsidiaries, joint venture partner or other person or entity for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC;

(xxxvii) The consolidated balance sheets of the Company as of December 31, 2005 and 2004, and the related consolidated statements of operations, stockholders’ equity and cash flows for each of the three years in the period ended December 31, 2005, included in the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2005, which is incorporated by reference in the Registration Statement, present fairly, in all material respects, the consolidated financial position of the Company and its subsidiaries at December 31, 2005, and 2004, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2005 (together, the “Financial Statements”), in conformity with accounting principles generally accepted in the United States (“GAAP”), and the schedules related to the Financial Statements, when considered in relation to the Financial Statements taken as a whole, present fairly in all material respects the information set forth therein;

(xxxviii) With respect to any non-GAAP financial measure of the Company included or incorporated by reference in the Registration Statement: (A) at the time such financial measure was disclosed or released by the Company, such financial measure was accompanied with: (1) a presentation of the most directly comparable financial measure of the Company, calculated and presented in accordance with GAAP; and (2) a reconciliation (by schedule or other clearly understandable method), which was quantitative, for each historical non-GAAP measure so disclosed or released, and quantitative, to the extent available without unreasonable efforts, for forward-looking information, of the differences between such non-GAAP financial measure disclosed or released with the most comparable financial measure or measures, calculated and presented in accordance with GAAP; and (C) neither the Company nor any person acting on behalf of the Company has made public a non-GAAP financial measure of the Company that, taken together with the information accompanying such non-GAAP financial measure and any other accompanying discussion of such non-GAAP financial measure, contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the presentation of such non-GAAP financial measure, in light of the circumstances under which it is presented, not misleading;

(xxxix) The Registration Statement, each Preliminary Prospectus, the Prospectus and each Issuer Free Writing Prospectus comply, and any further amendments or supplements thereto will comply, with any applicable laws or regulations of any foreign jurisdiction in which any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus is distributed in connection with the Directed Sale Program; and no approval, authorization, consent or order of or filing with any governmental or regulatory commission, board, body, authority or agency, other than those heretofore obtained, is required in connection with the offering of the Program Securities in any jurisdiction where the Program Securities are being offered; and

(xl) The Company has not offered, or caused the Underwriters to offer, the Securities to any person pursuant to the Directed Sale Program with the intent to influence unlawfully: (A) a customer or supplier of the Company or any of the subsidiaries of the Company to alter the customer’s or supplier’s level or type of business with the Company or any such subsidiaries; or (B) a trade journalist or publication to write or publish favorable information about the Company or any of the subsidiaries of the Company or any of their respective products or services.

(b) Each of the Selling Stockholders severally represents and warrants to, and agrees with, each of the Underwriters and the Company that:

(i) All consents, approvals, authorizations and orders necessary for the execution and delivery by such Selling Stockholder of this Agreement, the Power of Attorney (as defined below) and the Custody Agreement (as defined below), and for the sale and delivery of the Securities to be sold by such Selling Stockholder hereunder, have been obtained; and such Selling Stockholder has full right, power and authority to enter into this Agreement, the Power of Attorney and the Custody Agreement and to sell, assign, transfer and deliver the Securities to be sold by such Selling Stockholder hereunder;

(ii) The sale of the Securities to be sold by such Selling Stockholder hereunder and the compliance by such Selling Stockholder with all of the provisions of this Agreement, the Power of Attorney and the Custody Agreement and the consummation of the transactions herein and therein contemplated, respectively, will not conflict with or result in a breach or violation of any of the terms or provisions of or constitute a default under, any statute, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which, such Selling Stockholder is a party or by which such Selling Stockholder is bound or to which any of the property or assets of such Selling Stockholder is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or Bylaws or limited liability company or partnership agreement of such Selling Stockholder or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over such Selling Stockholder or the property of such Selling Stockholder;

(iii) Such Selling Stockholder has, and immediately prior to the each Time of Delivery (as defined below) such Selling Stockholder will have, good and valid title to the Securities to be sold by such Selling Stockholder hereunder, free and clear of all liens, encumbrances, equities or claims; and, upon delivery of such Securities and payment therefor pursuant hereto, good and valid title to such Securities, free and clear of all liens, encumbrances, equities or claims, will pass to the several Underwriters;

(iv) Such Selling Stockholder has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities;

(v) To the extent that any statements or omissions made in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto are made in reliance upon and in conformity with written information furnished to the Company by such Selling Stockholder expressly for use therein, such Preliminary Prospectus and the Registration Statement did, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus, when they become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

(vi) Such Selling Stockholder has not, prior to the execution of this Agreement, offered or sold any Securities by means of any “prospectus” (within the meaning of the Act), or used any “prospectus” (within the meaning of the Act) in connection with the offer or sale of the Securities, in each case other than the then most recent Preliminary Prospectus;

(vii) There are no affiliations or associations between any member of the NASD and such Selling Stockholder; none of the proceeds received by such Selling Stockholder from the sale of the Securities to be sold by such Selling Stockholder pursuant to this Agreement will be paid to a member of the NASD or to any “affiliate” or “associate” of any “member” of the NASD (as such terms are used under the rules of the NASD);

(viii) The sale of the Securities to be sold by such Selling Stockholder pursuant to this Agreement is not prompted by any information concerning the Company or any subsidiary which is not set forth in the Registration Statement of the Company, any Preliminary Prospectus and the Prospectus;

(ix) In order to document the Underwriters’ compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, such Selling Stockholder will deliver to you prior to or at the First Time of Delivery (as hereinafter defined) a properly completed and executed U.S. Treasury Department Form W-9 (or other applicable form or statement specified by U.S. Treasury Department regulations in lieu thereof);

(x) The Securities to be sold by such Selling Stockholder hereunder have been placed in custody under a Custody Agreement, in the form heretofore furnished to each Selling Stockholder (the “Custody Agreement”), duly executed and delivered by such Selling Stockholder to U.S. Stock Transfer Corporation, as custodian (the “Custodian”), and such Selling Stockholder has duly executed and delivered a Power of Attorney, in the form heretofore furnished to you (the “Power of Attorney”), appointing each of Kevin A. DeNuccio and Thomas L. Cronan, III, and their duly designated substitutes, respectively, and each of them, as such Selling Stockholder’s attorneys-in-fact (each an “Attorney-in-Fact” and together, the “Attorneys-in-Fact”) with authority to execute and deliver this Agreement on behalf of such Selling Stockholder, to determine the Purchase Price (as defined below) to be paid by the Underwriters to the Selling Stockholders as provided in Section 2 hereof, to authorize the delivery of the Securities to be sold by such Selling Stockholder hereunder and otherwise to act on behalf of such Selling Stockholder in connection with the transactions contemplated by this Agreement and the Custody Agreement; and

(xi) The Securities held in custody for such Selling Stockholder under the Custody Agreement are subject to the interests of the Underwriters hereunder; the arrangements made by such Selling Stockholder for such custody, and the appointment by such Selling Stockholder of the Attorneys-in-Fact by the Power of Attorney, are to that extent irrevocable; the obligations of the Selling Stockholders hereunder shall not be terminated by operation of law, whether by the death or incapacity of any individual Selling Stockholder, as applicable, or, in the case of an estate or trust, by the death or incapacity of any executor or trustee or the termination of such estate or trust, or in the case of a partnership or corporation, by the dissolution of such partnership or corporation, or by the occurrence of any other event; if any individual Selling Stockholder or any such executor or trustee should die or become incapacitated or if any such estate or trust should be terminated or if any such partnership or corporation should be dissolved or if any other such event should occur, in each case before any Time of Delivery, the Securities shall be delivered by or on behalf of the Selling Stockholders in accordance with the terms and conditions of this Agreement and the Custody Agreement applicable to the Selling Stockholder; and actions taken by the Attorneys-in-Fact pursuant to the Powers of Attorney shall be as valid as if such death, incapacity, termination, dissolution or other event had not occurred, regardless of whether or not the Custodian, the Attorneys-in-Fact, or any of them, shall have received notice of such death, incapacity, termination, dissolution or other event.

2. Agreements to Sell and Purchase the Securities. Subject to the terms and conditions herein set forth herein: (a) the Company and each of the Selling Stockholders agree, severally and not jointly, to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company and each of the Selling Stockholders, at a purchase price per share of $20.2539 (the “Purchase Price”), the number of Firm Securities (to be adjusted by you so as to eliminate fractional shares) determined by multiplying the aggregate number of Firm Securities to be sold by the Company and each of the Selling Stockholders as set forth opposite their respective names in Schedule II hereto by a fraction, the numerator of which is the aggregate number of Firm Securities to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the aggregate number of Firm Securities to be purchased by all of the Underwriters from the Company and all of the Selling Stockholders hereunder; and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Securities as provided below, the Company and each of the Alta Funds agree, severally and not jointly, to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company and each of the Alta Funds, at the Purchase Price, that portion of the number of Optional Securities as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional shares) determined by multiplying such number of Optional Securities by a fraction the numerator of which is the maximum number of Optional Securities which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Optional Securities that all of the Underwriters are entitled to purchase hereunder.

As and to the extent indicated in Schedule II hereto, the Company and each of the Alta Funds hereby grant, severally and not jointly, to the Underwriters the right to purchase at their election up to 1,229,700 Optional Securities at the Purchase Price, for the sole purpose of covering sales of shares in excess of the number of Firm Securities, provided that the Purchase Price for the Optional Securities shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Firm Securities but not payable on the Optional Securities. Any such election to purchase Optional Securities shall be made equally, and pro rata with respect to the number of Optional Securities to be sold by the Company, on the one hand, and each of the Alta Funds, on the other hand. Any such election to purchase Optional Securities may be exercised only by written notice from you to the Company and each of the Alta Funds, given within a period of 30 calendar days after the date of this Agreement and setting forth the aggregate number of Optional Securities to be purchased and the date on which such Optional Securities are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined below) or, unless you, the Company and each of the Alta Funds otherwise agree in writing, earlier than two or later than ten business days after the date of such written notice.

3. Agreement to Offer the Securities. Upon the authorization by you of the release of the Firm Securities, the several Underwriters propose to offer the Firm Securities for sale upon the terms and conditions set forth in the Prospectus.

4. Form and Delivery of the Securities.

(a) The Securities to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours’ prior notice to the Company and each Attorney-in-Fact, shall be delivered by or on behalf of the Company and the Selling Stockholders to the Representatives, through the facilities of The Depository Trust Company (“DTC”), for the account of such Underwriter, against payment by or on behalf of such Underwriter of the Purchase Price therefor by wire transfer of federal (same-day) funds to the account specified by the Company and the Selling Stockholders to the Representatives at least forty-eight hours in advance. The Company and the Selling Stockholders will cause the certificates representing the Securities, if any, to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery with respect thereto at the office of DTC or its designated custodian (the “Designated Office”). The time and date of such delivery and payment shall be, with respect to the Firm Securities, 10:00 a.m., New York City time, on May 24, 2006, or such other time and date as the Representatives, the Company and the Selling Stockholders may agree upon in writing, and, with respect to the Optional Securities, 10:00 a.m., New York City time, on the date specified by the Representatives in the written notice given by the Representatives of the Underwriters’ election to purchase such Optional Securities, or such other time and date as the Representatives, the Company and each of the Alta Funds may agree upon in writing. Such time and date for delivery of the Firm Securities is herein called the “First Time of Delivery,” such time and date for delivery of the Optional Securities, if not the First Time of Delivery, is herein called the “Second Time of Delivery,” and each such time and date for delivery is herein called a “Time of Delivery.”

(b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 8 hereof, including the cross-receipt for the Securities and any additional documents requested by the Underwriters pursuant to Section 8 hereof, will be delivered at the offices of Latham & Watkins LLP, counsel to the Underwriters, 505 Montgomery Street, Suite 2000, San Francisco, California 94111 (the “Closing Location”), and the Securities will be delivered at the Designated Office, all at such Time of Delivery. A meeting will be held at the Closing Location at 12:00 p.m. New York City time, on the New York Business Day (as defined below) next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. As used in this Agreement, “New York Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York City are generally authorized or obligated by law or executive order to close.

5. Covenants of the Company. The Company agrees with each of the Underwriters:

(a) To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission’s close of business on the second business day following the execution and delivery of this Agreement; to make no further amendment or any supplement to the Registration Statement, the Basic Prospectus or the Prospectus prior to the last Time of Delivery which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any amendment or supplement to the Prospectus has been filed and to furnish you with copies thereof; to file promptly all other material required to be filed by the Company with the Commission pursuant to Rule 433(d) under the Act; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required in connection with the offering or sale of the Securities; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus in respect of the Securities, of any notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Act, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus or suspending any such qualification, to promptly use its best efforts to obtain the withdrawal of such order; and in the event of any such issuance of a notice of objection, promptly to take such steps including, without limitation, amending the Registration Statement or filing a new registration statement, at its own expense, as may be necessary to permit offers and sales of the Securities by the Underwriters (references herein to the Registration Statement shall include any such amendment or new registration statement);

(b) If required by Rule 430B(h) under the Act, to prepare a form of prospectus in a form approved by you and to file such form of prospectus pursuant to Rule 424(b) under the Act not later than may be required by Rule 424(b) under the Act; and to make no further amendment or supplement to such form of prospectus which shall be disapproved by you promptly after reasonable notice thereof;

(c) Promptly from time to time to take such action as you may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

(d) Prior to 10:00 a.m., New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with written and electronic copies of the Prospectus in New York City in such quantities as you may reasonably request, and, if the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act or the Exchange Act, to notify you and upon your request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many written and electronic copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance; and in case any Underwriter is required to deliver a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) in connection with sales of any of the Securities at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many written and electronic copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

(e) To make generally available to its securityholders as soon as practicable, but in any event not later than sixteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

(f) To pay the fees applicable to the Registration Statement in connection with the offering of the Securities within the time required by Rule 456(b)(1) under the Act and otherwise in compliance with Rule 456(b) and Rule 457(r) under the Act;

(g) To use the net proceeds received by it from the sale of the Securities pursuant to this Agreement in the manner specified in the Pricing Prospectus under the caption “Use of Proceeds;”

(h) To use its best efforts to take such action as may be necessary to list for quotation the Securities on the NASDAQ;

(i) Upon request of any Underwriter, to furnish, or cause to be furnished, to such Underwriter an electronic version of the Company’s trademarks, service marks and corporate logo for use on the website, if any, operated by such Underwriter for the purpose of facilitating the on-line offering of the Securities (the “License”); provided, however, that the License shall be used solely for the purpose described above, is granted without any fee and may not be assigned or transferred; and

(j) To cause each Program Participant to execute a Lock-Up Agreement, substantially in the form of Annex B-1 hereto, and otherwise to cause the Program Securities to be restricted from sale, transfer, assignment, pledge or hypothecation to such extent as may be required by the NASD and to direct the transfer agent of the Company to place stop transfer restrictions upon such Program Securities during the Lock-Up Period (as defined below) or any such longer period of time as may be required by the NASD; and to comply with all applicable securities and other laws, rules and regulations in each jurisdiction in which the Program Securities are offered in connection with the Directed Sale Program.

6. Additional Covenants, Representations and Warranties. The Company, represents and warrants to, and agrees with, as applicable, and the Selling Stockholders represent and warrant to and agree with, as applicable, each of the Underwriters, as follows:

(a) The Company represents and agrees that, without the prior consent of the Representatives it has not made and will not make any offer relating to the Securities that would constitute a “free writing prospectus” as defined in Rule 405 under the Act; each Underwriter represents and agrees that, without the prior consent of the Company and the Representatives, it has not made and will not make any offer relating to the Securities that would constitute a free writing prospectus; any such free writing prospectus, the use of which has been consented to by the Company and the Representatives, is listed on Schedule III hereto;

(b) The Company has complied and will comply with the requirements of Rule 433 under the Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission or retention where required and legending;

(c) The Company agrees that if at any time following issuance of an Issuer Free Writing Prospectus any event occurred or occurs as a result of which such Issuer Free Writing Prospectus would conflict with the information in the Registration Statement, the Pricing Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Company will give prompt notice thereof to the Representatives and, if requested by the Representatives, will prepare and furnish without charge to each Underwriter an Issuer Free Writing Prospectus or other document which will correct such conflict, statement or omission; provided, however, that this representation and warranty shall not apply to any statements or omissions in an Issuer Free Writing Prospectus made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein;

(d) Beginning on the date hereof and ending on, and including, the date that is 90 days after the date of the Prospectus (the “Lock-Up Period”), without the prior written consent of the Representatives, the Company shall not: (i) issue, sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act and the rules and regulations of the Commission promulgated thereunder, with respect to, any Common Stock or any other securities of the Company that are substantially similar to Common Stock, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing; (ii) file or cause to become effective a registration statement under the Act relating to the offer and sale of any Common Stock or any other securities of the Company that are substantially similar to Common Stock, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing; (iii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock or any other securities of the Company that are substantially similar to Common Stock, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, whether any such transaction is to be settled by delivery of Common Stock or such other securities, in cash or otherwise; or (iv) publicly announce an intention to effect any transaction specified in clause (i), (ii) or (iii) above, except, in each case, for: (A) the registration of the offer and sale of the Securities as contemplated by this Agreement; (B) issuances of Common Stock upon the exercise of options or warrants disclosed as outstanding in the Registration Statement, any Pricing Prospectus and the Prospectus; (C) issuances of shares of Common Stock issuable upon the conversion of the shares of the Series B Convertible Preferred Stock, par value $0.0001 per share, of the Company, pursuant to the terms of the Certificate of Designation of the Series B Convertible

Preferred Stock of the Company, dated as of January 5, 2004, disclosed as issued and outstanding in the Prospectus; (D) the issuance of employee stock options or stock not issuable or exercisable, as applicable, during the Lock-Up Period pursuant to stock or stock option plans described in the Registration Statement, any Pricing Prospectus and the Prospectus; and (E) the filing by the Company with the Commission of a registration statement on Form S-8 with respect to the registration of shares of Common Stock issued or to be issued pursuant to stock or stock option plans described in the Registration Statement, any Pricing Prospectus and the Prospectus; and

(e) Except as otherwise contemplated hereby, each Selling Stockholder hereby waives any and all rights the Selling Stockholder may have had that would require the registration by the Company of any securities of the Company in connection with the filing of the Registration Statement.

7. Fees and Expenses. The Company and each of the Selling Stockholders covenant and agree with one another and with each of the Underwriters that the Company and such Selling Stockholder will pay or cause to be paid the following: (a)(i) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing reproduction and filing of the Registration Statement, the Basic Prospectus, any Preliminary Prospectus, any Issuer Free Writing Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the Blue Sky Memorandum, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(c) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey; (iv) all fees and expenses in connection with listing the Securities on NASDAQ, if any; and (v) the filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, securing any required review by the NASD of the terms of the sale of the Securities (not to exceed an aggregate of $10,000); (b) the Company will pay or cause to be paid: (i) the cost of preparing stock certificates; (ii) the cost and charges of any transfer agent or registrar; (iii) the offer and sale of the Program Securities, including all reasonable costs and expenses of the Program Administrator and the Underwriters, including the reasonable fees and disbursements of counsel for the Underwriters; and (iv) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section; and (c) such Selling Stockholder will pay or cause to be paid all costs and expenses incident to the performance of such Selling Stockholder’s obligations hereunder which are not otherwise specifically provided for in this Section, including (i) any fees and expenses of counsel for such Selling Stockholder; (ii) such Selling Stockholder’s pro rata share of the fees and expenses of the Attorneys-in-Fact and the Custodian; and (iii) all expenses and taxes incident to the sale and delivery of the Securities to be sold by such

Selling Stockholder to the Underwriters hereunder. It is understood, however, that the Company shall bear, and the Selling Stockholders shall not be required to pay or to reimburse the Company for, the cost of any other matters not directly relating to the sale and purchase of the Securities pursuant to this Agreement, and it is further understood that, except as provided in this Section, and Sections 9 and 12 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Securities by them, any advertising expenses connected with any offers they may make and all travel and lodging expenses of the Underwriters incurred by the Underwriters in connection with any “road show.”

8. Conditions to the Obligations of Underwriters. The obligations of the Underwriters hereunder, as to the Securities to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company and the Selling Stockholders herein are, at and as of such Time of Delivery, true and correct, the condition that the Company and the Selling Stockholders shall have performed all of their respective obligations hereunder theretofore to be performed, and the following additional conditions:

(a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; all material required to be filed by the Company pursuant to Rule 433(d) under the Act shall have been filed with the Commission within the applicable time period prescribed for such filings by Rule 433; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission and no notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Act shall have been received; no stop order suspending or preventing the use of the Prospectus or any Issuer Free Writing Prospectus shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

(b) Latham & Watkins LLP, counsel for the Underwriters, shall have furnished to you such written opinion or opinions, dated such Time of Delivery, in form and substance satisfactory to you, as to such matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(c) Wilson Sonsini Goodrich & Rosati, Professional Corporation, counsel for the Company, shall have furnished to you such written opinion or opinions, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

(i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware,

with corporate power and authority to own its properties and conduct its business as described in the Prospectus;

(ii) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company (including the Securities being delivered by the Selling Stockholders at such Time of Delivery) have been duly authorized, validly issued and are non-assessable and, to such counsel’s knowledge, are fully paid, and the Securities conform to the description of the Securities in the Prospectus;

(iii) The Securities to be issued and sold by the Company have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Securities will not be subject to any preemptive rights arising from the Amended and Restated Certificate of Incorporation or the Bylaws or, to such counsel’s knowledge, similar rights;

(iv) The Company is duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of the States of California, Georgia and Texas (such counsel being entitled to rely in respect of the opinion in this clause upon certificates of public officials);

(v) To the knowledge of such counsel and other than as set forth in the Pricing Prospectus and the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject that are required to be described in the Registration Statement, the Pricing Prospectus or the Prospectus that are not so described; and, to the knowledge of such counsel, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

(vi) The statements under the heading “Part I, Item 3. — Legal Proceedings” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005, and under the heading “Part II, Item 1. — Legal Proceedings” in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2006, insofar as such statements constitute statements or summaries of the statutes, rules, documents, instruments or proceedings referred to therein, are accurate descriptions or summaries thereof in all material respects;

(vii) This Agreement has been duly authorized, executed and delivered by the Company;

(viii) The issue and sale of the Securities being delivered at such Time of Delivery and the compliance by the Company with this Agreement and the consummation of the transactions herein contemplated will not (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any agreement or instrument filed or incorporated by reference as an exhibit to the Registration Statement pursuant to Item 601(b)(4) or Item 601(b)(10) of Regulation S-K; (B) result in any violation of the provisions of the Amended and Restated Certificate of Incorporation or Bylaws; or (C) result in any violation of any statute or any order, rule or regulation customarily applicable to transactions of this nature or any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties;

(ix) No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement except such as have been obtained under the Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters;

(x) The statements set forth in the Prospectus under the caption “Description of Capital Stock,” insofar as they purport to constitute a summary of the terms of the Common Stock, and under the caption “Material United States Tax Considerations for Non-United States Tax Holders,” insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair in all material respects;

(xi) The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof, will not be an “investment company,” as such term is defined in the Investment Company Act;

(xii) The Registration Statement, as of the date it was declared effective, and the Prospectus, as of its date, appeared on their face to be appropriately responsive in all material respects to the requirements of registration statements on Form S-3 under Act and the rules and regulations of the Commission thereunder; and the documents incorporated by reference into the Pricing Prospectus and the Prospectus pursuant to Item 12 of Form S-3 under the Act comply as to form in all material respects with the Exchange Act and the rules and regulations of the Commission thereunder; and

(xiii) While such counsel have not themselves verified the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Pricing Prospectus or the Prospectus (except to the extent expressly set forth in paragraph (x) above), such counsel has participated in conferences and conversations with certain officers and other representatives of the Company, the independent registered public accountants of the Company, your representatives and your counsel, during which conferences and conversations the contents of the

Registration Statement, the Pricing Prospectus and the Prospectus and related matters were reviewed and discussed, and based upon our participation, review and discussion, nothing came to such counsel’s attention to cause such counsel to believe that: (A) the Registration Statement, at the time it became effective, including the information deemed to be part of the Registration Statement pursuant to Rule 430B under the Act, together with any documents incorporated by reference at that time, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (B) the Pricing Prospectus, as of the Applicable Time, together with the documents incorporated by reference at that time, when taken together with the pricing information set forth in Annex E to this Agreement, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (C) the Prospectus, as of its date or as of such Time of Delivery, together with the documents incorporated by reference at that time, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. In expressing the foregoing opinion and belief such counsel shall not be called to pass upon, and will express no opinion or belief as to, the financial statements or financial schedules or other financial data included in the Registration Statement or the Prospectus.

(d) Truman Bodden & Company and WSmiths, counsel for the Alta Partners Fund and the Alta Partners Arbitrage Fund, respectively, shall have each furnished to you such written opinion or opinions with respect to the Alta Partners Fund and the Alta Partners Arbitrage Fund, respectively, dated such Time of Delivery, in form and substance satisfactory to you, substantially to the effect that:

(i) A Power of Attorney and a Custody Agreement have been duly executed and delivered by such Selling Stockholder and constitute valid and binding agreements of such Selling Stockholder in accordance with their terms;

(ii) This Agreement has been duly executed and delivered by or on behalf of such Selling Stockholder; and the sale of the Securities to be sold by such Selling Stockholder hereunder and the compliance by such Selling Stockholder with all of the provisions of this Agreement, the Power of Attorney and the Custody Agreement and the consummation of the transactions herein and therein contemplated, respectively, will not conflict with or result in a breach or violation of any terms or provisions of, or constitute a default under, any statute, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or to which any of the property or assets of such Selling Stockholder is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or Bylaws of such Selling

Stockholder, if such Selling Stockholder is a corporation, or the partnership agreement of such Selling Stockholder, if such Selling Stockholder is a partnership, or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over such Selling Stockholder or the property of such Selling Stockholder;

(iii) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement, the Power of Attorney or Custody Agreement, or otherwise in connection with the Securities to be sold by such Selling Stockholder pursuant thereto, respectively, except with respect to any such consent, approval, authorization or order which has been duly obtained and is in full force and effect, such as have been obtained under the Act or as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of such Securities by the Underwriters;

(e) Shearman & Sterling LLP, counsel for Hamilton Fiduciary Services Limited, the appointed liquidator with respect to the Alta Partners Fund and the Alta Partners Arbitrage Fund, respectively, shall have furnished to you such written opinion or opinions with respect to the Alta Partners Fund and the Alta Partners Arbitrage Fund, respectively, dated such Time of Delivery, in form and substance satisfactory to you, substantially to the effect that: (i) upon indication by book entry that the Securities to be sold by the Alta Partners Arbitrage Fund and the Alta Partners Fund, respectively, have been credited to a securities account maintained by Goldman, Sachs & Co., acting severally on behalf of itself and on behalf of the Representatives and the Underwriters, at DTC and payment therefor in accordance with the Underwriting Agreement, Goldman, Sachs & Co. will acquire a security entitlement on behalf of the several Underwriters with respect to such Securities and, under the Uniform Commercial Code, an action based on an adverse claim to such security entitlement, whether framed in conversion, replevin, constructive trust, equitable lien or other theory may not be asserted against the several Underwriters; and (ii) and the sale of the Securities to be sold by Alta Partners Fund and the Alta Partners Arbitrage Fund, respectively, hereunder and the compliance by the Alta Partners Fund and the Alta Partners Arbitrage Fund, respectively, with all of the provisions of this Agreement, the Power of Attorney and the Custody Agreement and the consummation of the transactions herein and therein contemplated, respectively, will not conflict with or result in a breach or violation of any terms or provisions of, or constitute a default under, any statute, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Alta Partners Fund or the Alta Partners Arbitrage Fund, respectively, is a party or by which the Alta Partners Fund or the Alta Partners Arbitrage Fund, respectively, is bound or to which any of the property or assets of the Alta Partners Fund or the Alta Partners Arbitrage Fund, respectively, is subject;

(f) Wilson Sonsini Goodrich & Rosati, Professional Corporation, counsel for the Selling Stockholders set forth on Annex C hereto, shall have each furnished to you such written opinion or opinions with respect to the Selling Stockholder set forth on Annex C hereto, respectively, dated such Time of Delivery, in form and substance satisfactory to you, substantially to the effect that:

(i) A Power of Attorney and a Custody Agreement have been duly executed and delivered by such Selling Stockholder and constitute valid and binding agreements of such Selling Stockholder in accordance with their terms;

(ii) This Agreement has been duly executed and delivered by or on behalf of such Selling Stockholder; and the sale of the Securities to be sold by such Selling Stockholder hereunder and the compliance by such Selling Stockholder with all of the provisions of this Agreement, the Power of Attorney and the Custody Agreement and the consummation of the transactions herein and therein contemplated, respectively, will not conflict with or result in a breach or violation of any terms or provisions of, or constitute a default under, any statute, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or to which any of the property or assets of such Selling Stockholder is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or Bylaws of such Selling Stockholder, if such Selling Stockholder is a corporation, or the partnership agreement of such Selling Stockholder, if such Selling Stockholder is a partnership, or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over such Selling Stockholder or the property of such Selling Stockholder;

(iii) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement, the Power of Attorney or Custody Agreement, or otherwise in connection with the Securities to be sold by such Selling Stockholder pursuant thereto, respectively, except with respect to any such consent, approval, authorization or order which has been duly obtained and is in full force and effect, such as have been obtained under the Act or as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of such Securities by the Underwriters;

(iv) Upon (A) payment by each Underwriter for the Securities to be sold by the Selling Stockholders to such Underwriter in accordance with this Agreement; (B) communication by the Selling Stockholders of entitlement orders with respect to such Securities directing transfer of such Securities to the securities account (as defined in Section 8501 of Uniform Commercial Code as in effect in the State of California) of such Underwriter; and (C) the crediting of such Securities by entries on the books of the DTC or another securities intermediary to such Underwriter’s securities account, such Underwriter will acquire a security entitlement in respect of such Securities and no action based on any adverse claim

(as defined in Section 8102 of Uniform Commercial Code as in effect in the State of California) with respect to such Securities may be asserted against such Underwriter; in giving this opinion, counsel for the Selling Stockholders may assume that no Underwriter will have notice of any “adverse claim” (as defined in Section 8102 of Uniform Commercial Code as in effect in the State of California) with respect to such Securities;

(g) On the date of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, PricewaterhouseCoopers LLP, independent registered public accounting firm, shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex A hereof;

(h) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Pricing Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Prospectus; and, since the respective dates as of which information is given in the Pricing Prospectus, there shall not have been any change in the capital stock or long term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the management, financial position, stockholders’ equity or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Pricing Prospectus, the effect of which, in any such case described above, is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

(i) On or after the Applicable Time (i) no downgrading shall have occurred in the rating accorded the Company’s debt securities or preferred stock by any “nationally recognized statistical rating organization,” as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act; (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company’s debt securities or preferred stock; and (iii) no such organization shall have delivered any notice or announcement of any intended or potential downgrading or any watch, review or possible change that does not indicate an affirmation of or improvement in the rating accorded any securities of the Company or any subsidiary of the Company;

(j) On or after the Applicable Time there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; or on NASDAQ; (ii) a suspension or material limitation in trading in the Company’s securities on NASDAQ; (iii) a general moratorium on commercial banking activities declared by either Federal or New York or authorities of the State of California or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war; or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in your judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

(k) The Company shall have complied with the provisions of Section 5(a) hereof with respect to the furnishing of Prospectuses on the New York Business Day next succeeding the date of this Agreement;

(l) Any actions required for the Securities to be duly listed for quotation on NASDAQ shall have been taken;

(m) The Company shall have received the written consent and waiver of each of the TCV Funds regarding the waiver of their rights to register shares of Common Stock with the Commission, as provided in the Investor Rights Agreement;

(n) The Company shall have obtained and delivered to the Underwriters executed copies of an agreement from all of the Company’s directors and officers, Lydian Capital Advisors, LLC and each of the TCV Funds, substantially to the effect set forth in Annex B-1 hereof;

(o) The Company shall have obtained and delivered to the Underwriters executed copies of an agreement from each of the Alta Funds, substantially to the effect set forth in Annex B-2 hereof; and

(p) The Company and the Selling Stockholders shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Company and of the Selling Stockholders, as applicable, satisfactory to you as to the accuracy of the representations and warranties of the Company or the Selling Stockholders, as applicable, herein at and as of such time, as to the performance by the Company or the Selling Stockholders, as applicable, of all of their obligations hereunder to be performed, respectively, at or prior to such time, solely with respect to the certificate to be delivered by the Company, as to the matters set forth in subsections (a) and (f) of this Section and as to such other matters as you may reasonably request.

9. Indemnification and Contribution.

(a) The Company will indemnify and hold harmless each Underwriter and the Alta Funds, as the case may be, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Basic Prospectus, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Act, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter and the Alta Funds, as the case may be, for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Basic Prospectus, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, in reliance upon and in conformity with information furnished in writing to the Company by the Underwriter through the Representatives expressly for use therein; or (ii) the Directed Sale Program, except, with respect to this clause (ii), insofar as any such losses, claim, damages or liabilities (or actions in respect thereof) are finally judicially determined to have resulted from the gross negligence or willful misconduct of the Underwriters in conducting the Directed Sale Program.

Without limitation of, and in addition to, its obligations under this Section 9(a), the Company agrees to indemnify, defend and hold harmless the Program Administrator and its partners, directors and officers, and any person who controls the Program Administrator within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Program Administrator or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim: (A) arises out of or is based upon: (1) any of the matters referred to in clauses (i) or (ii) of this Section 9(a); or (2) any untrue statement or alleged untrue statement of a material fact contained in any material prepared by or on behalf or with the consent of the Company for distribution to the Program Participants in connection with the Directed Sale Program or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (B) is or was caused by the failure of any Program Participant to pay for and accept delivery of Program Securities that the Program Participant has agreed to purchase; or (C) otherwise arises out of or is based upon the Directed Sale Program; provided, however, that the Company shall not be responsible under this clause (C) for any loss, damage, expense, liability or claim that is finally judicially determined to have resulted from the gross negligence or willful misconduct of Program Administrator in conducting the Directed Sale Program. This paragraph of Section 9(a) shall apply equally to any proceeding brought against the Program Administrator or any such person in respect of which indemnity may be sought against the Company pursuant to the immediately preceding sentence, except that the Company shall be liable for the expenses of one separate counsel (in addition to any local counsel) for the Program Administrator and any such person, separate and in addition to counsel for the persons who may seek indemnification pursuant to the first paragraph of this Section 9(a), in any such proceeding.

(b) Subject to Section 9(g) of this Agreement, the Selling Stockholders, severally, will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Basic Prospectus, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Registration Statement, the Basic Prospectus, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus or any such amendment or supplement or any Issuer Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Company by such Selling Stockholder expressly for use therein; and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred.

(c) Each Underwriter will indemnify and hold harmless the Company and each of the Selling Stockholders against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Basic Prospectus, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Basic Prospectus, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus or any such amendment or supplement thereto, or any Issuer Free Writing Prospectus, in reliance upon and in conformity with information furnished in writing to the Company by the Underwriter through the Representatives expressly for use therein; and will reimburse the Company and each of the Selling Stockholders for any legal or other expenses reasonably incurred by the Company or any of the Selling Stockholders in connection with investigating or defending any such action or claim as such expenses are incurred.

(d) Promptly after receipt by an indemnified party under subsection (a), (b) or (c) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation, and except as otherwise set forth in the second paragraph of Section 9(a) of this Agreement. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

(e) If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and each of the Selling Stockholders on the one hand and the Underwriters on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (d) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and each of the Selling Stockholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and each of the Selling Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and each of the Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and each of the Selling Stockholders on the one hand or the Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint.

(f) The obligations of the Company and each of the Selling Stockholders under this Section 9 shall be in addition to any liability which the Company and each of the Selling Stockholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act and each broker-dealer affiliate of any Underwriter; and the obligations of the Underwriters under this Section 9 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

(g) Notwithstanding any provision set forth in this Section 9 to the contrary or otherwise, the maximum liability of each Selling Stockholder under the indemnification and contribution provisions contained in Section 9(b) and Section 9(e) of this Agreement, respectively, shall be limited to the total net proceeds received by such Selling Stockholder pursuant to this Agreement. In addition, the Company and the Selling Stockholders may agree, as among themselves and without limiting the rights of the Underwriters under this Agreement, as to the respective amounts of liability for which they each may become responsible under the indemnification or contribution provisions contained in Section 9 of this Agreement.

10. Defaulting Underwriters.

(a) If any Underwriter shall default in its obligation to purchase the Securities which it has agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Securities, then the Company and each of the Selling Stockholders shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Securities on such terms. In the event that, within the respective prescribed periods, you notify the Company and each of the Selling Stockholders that you have so arranged for the purchase of such Securities, or the Company or any Selling Stockholder notifies you that it has so arranged for the purchase of such Securities, you or the Company or such Selling Stockholder shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term “Underwriter” as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Securities.

(b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by you, the Company and the Selling Stockholders as provided in subsection (a) above, the aggregate number of such Securities which remains unpurchased does not exceed one eleventh of the aggregate number of all the Securities to be purchased at such Time of Delivery, then the Company and each of the Selling Stockholders shall have the right to require each non-defaulting Underwriter to purchase the number of shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Securities which such Underwriter agreed to purchase hereunder) of the Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

(c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by you, the Company and the Selling Stockholders as provided in subsection (a) above, the aggregate number of such Securities which remains unpurchased exceeds one eleventh of the aggregate number of all the Securities to be purchased at such Time of Delivery, or if the Company or any of the Selling Stockholders shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Securities of a defaulting Underwriter or

Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of the Company and each of the Alta Funds to sell the Optional Securities) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter, the Company or any of the Selling Stockholder, except for the expenses to be borne by the Company, the Selling Stockholders and the Underwriters as provided in Section 7 hereof and the indemnity and contribution agreements in Section 9 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

11. Survival. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Selling Stockholders and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, the Company, or any officer or director or controlling person of the Company, or any Selling Stockholder, or any officer or director or controlling person of the Selling Stockholder, and shall survive delivery of and payment for the Securities.

12. Fees and Expenses upon Default. If this Agreement shall be terminated pursuant to Section 10 hereof, neither the Company nor the Selling Stockholders shall then be under any liability to any Underwriter except as provided in Sections 7 and 9 hereof; but, if for any other reason any Securities are not delivered by or on behalf of the Company and the Selling Stockholders as provided herein, the Company and each of the Selling Stockholders will reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Securities not so delivered, but the Company and the Selling Stockholders shall then be under no further liability to any Underwriter in respect of the Securities not so delivered except as provided in Sections 7 and 9 hereof.

13. Notices. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by the Representatives on behalf of you as the representatives; and in all dealings with any Selling Stockholder hereunder, you and the Company shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of such Selling Stockholder made or given by any or all of the Attorneys-in-Fact for such Selling Stockholder. All statements, requests, notices and agreements hereunder shall be in writing and delivered or sent by mail, telex or facsimile transmission, and:

(a)	if to the Underwriters, to:

Goldman, Sachs & Co.

One New York Plaza, 42nd Floor

New York, New York 10004

Attention: Registration Department

and:

UBS Securities LLC

299 Park Avenue

New York, New York 10171

Attention: Registration Department

with a copy to:

Latham & Watkins LLP

140 Scott Drive

Menlo Park, California 94025

Attention: Christopher L. Kaufman, Esq.

(b)	if to the Company, to:

Redback Networks Inc.

300 Holger Way

San Jose, California 95134-1362

Attention: Thomas L. Cronan, III, Senior Vice President of Finance & Administration and Chief Financial Officer

with a copy to:

Wilson Sonsini Goodrich & Rosati,

Professional Corporation

650 Page Mill Road

Palo Alto, California 94301

Attention: John T. Sheridan, Esq.

(c)	if to any Selling Stockholder:

Redback Networks Inc.

300 Holger Way

San Jose, California 95134-1362

Attention: Kevin A. DeNuccio and Thomas L. Cronan, III, as attorneys-in-fact with a copy to:

Wilson Sonsini Goodrich & Rosati,

Professional Corporation

650 Page Mill Road

Palo Alto, California 94301

Attention: John T. Sheridan, Esq.

provided, however, that any notice to an Underwriter pursuant to Section 9(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters’ Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

14. Successors and Assigns. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and each of the Selling Stockholders and, to the extent provided in Sections 9 and 11 hereof, the officers and directors of the Company and each person who controls the Company, any Selling Stockholder or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

15. Time of Essence. Time shall be of the essence of this Agreement. As used herein, the term “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business.

16. Fiduciary Obligations. The Company and each of the Selling Stockholders acknowledge and agree that (a) the purchase and sale of the Securities pursuant to this Agreement is an arm’s-length commercial transaction between the Company and each of the Selling Stockholders, on the one hand, and the several Underwriters, on the other, (b) in connection therewith and with the process leading to such transaction each Underwriter is acting solely as a principal and not the agent or fiduciary of the Company or any Selling Stockholder, (c) no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Company or any Selling Stockholder with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company on other matters) or any other obligation to the Company or any Selling Stockholder except the obligations expressly set forth in this Agreement and (d) the Company and each of the Selling Stockholder have consulted their own legal and financial advisors to the extent it deemed appropriate. The Company and each of the Selling Stockholders agree that they will not claim that the Underwriters, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company or any of the Selling Stockholder, in connection with such transaction or the process leading thereto.

17. Prior Agreements. This Agreement supersedes all prior agreements and understandings (whether written or oral) between or among, as applicable, the Company, the Selling Stockholders or the Underwriters, or any of them, with respect to the subject matter hereof.

18. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Except as set forth below, no claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Company and each of the Selling Stockholders each consent to the jurisdiction of such courts and personal service with respect thereto.

19. Jury Trial. The Company, each of the Selling Stockholders and each of the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

20. Counterparts. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

21. Tax Disclosure. Notwithstanding anything herein to the contrary, the Company and each Selling Stockholder is authorized to disclose to any persons the U.S. federal and state income tax treatment and tax structure of the potential transaction and all materials of any kind (including tax opinions and other tax analyses) provided to the Company or any Selling Stockholder relating to that treatment and structure, without the Underwriters’ imposing any limitation of any kind. However, any information relating to the tax treatment and tax structure shall remain confidential (and the foregoing sentence shall not apply) to the extent necessary to enable any person to comply with securities laws. For this purpose, “tax structure” limited to any facts that may be relevant to that treatment.

[Intentionally Left Blank]

If the foregoing is in accordance with your understanding, please sign and return to us one for the Company and each of the Representatives plus one for each counsel and the Custodian, if any, counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters, the Company and each of the Selling Stockholders. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company and the Selling Stockholders for examination, upon request, but without warranty on your part as to the authority of the signers thereof.

Very truly yours,

REDBACK NETWORKS INC.

By:	/s/ Kevin A. DeNuccio
Name: Kevin A. DeNuccio
Title: Chief Executive Officer and President

[Intentionally Left Blank]

SELLING STOCKHOLDERS

By:	/s/ Kevin A. DeNuccio
Name: Kevin A. DeNuccio
Title: Acting severally on behalf of the Selling Stockholders named in SCHEDULE II hereto as Attorney-in-Fact

[Intentionally Left Blank]

SELLING STOCKHOLDERS

By:	/s/ Thomas L. Cronan III
Name: Thomas L. Cronan III
Title: Acting severally on behalf of the Selling Stockholders named in SCHEDULE II hereto as Attorney-in-Fact

[Intentionally Left Blank]

Accepted as of the date hereof:

GOLDMAN, SACHS & CO. UBS SECURITIES LLC
Acting severally on behalf of themselves and severally on behalf of the Underwriters named in SCHEDULE I hereto

GOLDMAN, SACHS & CO.

By:	/s/ Goldman, Sachs & Co.
(Goldman, Sachs & Co.)

UBS SECURITIES LLC

By:	/s/ Bryan C. Spielman
Name: Bryan C. Spielman
Title: Executive Director

By:	/s/ Ashish Agarwal
Name: Ashish Agarwal
Title: Associate Director

SCHEDULE I

	Firm Securities To Be Purchased	Optional Securities To Be PurchasedΔ
Goldman, Sachs & Co.	2,664,350
UBS Securities LLC	2,664,350
Cowen & Co., LLC	1,024,750
Thomas Weisel Partners LLC	1,024,750
Merriman Curhan Ford & Co.	819,800

Total	8,198,000

Δ	To be completed upon exercise by the Underwriters of the over-allotment option, if such option shall be exercised.

SCHEDULE II

	Firm Securities To Be Sold	Optional Securities To Be SoldΔ
Alta Partners Discount Convertible Arbitrage Holdings, Ltd.	3,520,000
Alta Partners Holdings, LDC	480,000
Kevin A. DeNuccio	300,000	—
Ebrahim Abbasi	135,000	—
Scott Marshall	103,000	—
Georges Antoun	100,000	—
Thomas L. Cronan III	60,000	—

Total	4,698,000

Δ	To be completed upon exercise by the Underwriters of the over-allotment option, if such option shall be exercised.

SCHEDULE III

Issuer Free Writing Prospectuses	Documents Incorporated By Reference
Electronic Road Show	—

ANNEX A

Pursuant to Section 8(g) of the Agreement, PricewaterhouseCoopers LLP, independent registered public accounting firm, shall furnish letters to the Underwriters to the effect that:

(a) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

(b) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, prospective financial statements and/or pro forma financial information) examined by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information, prospective financial statements and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been separately furnished to the Representatives;

(c) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statement of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included in the Company’s quarterly report on Form 10-Q incorporated by reference into the Prospectus as indicated in their reports thereon copies of which have been separately furnished to the Representatives; and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (f)(i)(A) below comply as to form in the related in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

(d) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus and included or incorporated by reference in Item 6 of the Company’s Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for such five fiscal years which were included or incorporated by reference in the Company’s Annual Reports on Form 10-K for such fiscal years;

(e) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 301, 302, 402 and 503(d), respectively, of Regulation S-K;

(f) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

(i) (A) the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included or incorporated by reference in the Company’s Quarterly Report on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the related published rules and regulations; or (B) any material modifications should be made to the unaudited consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included or incorporated by reference in the Company’s Quarterly Report on Form 10-Q incorporated by reference in the Prospectus, for them to be in conformity with generally accepted accounting principles;

(ii) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Company’s Annual Report on Form 10-K for the most recent fiscal year;

(iii) the unaudited financial statements which were not included in the Prospectus but from which were derived the unaudited condensed financial statements referred to in clause (i) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in clause (ii) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Company’s Annual Report on Form 10-K for the most recent fiscal year;

(iv) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) or any increase in the consolidated long term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or stockholders’ equity or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter;

(v) for the period from the date of the latest financial statements included or incorporated by reference in the Prospectus to the specified date referred to in clause (v) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

(g) In addition to the examination referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (c) and (f) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference) or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives or in documents incorporated by reference in the Prospectus specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

ANNEX B-1

REDBACK NETWORKS INC.

FORM OF LOCK-UP AGREEMENT

GOLDMAN, SACHS & CO.

UBS SECURITIES LLC

As representatives of the several

Underwriters named in Schedule I

to the Underwriting Agreement

c/o:	Goldman, Sachs & Co.

85 Broad Street

New York, New York 10004

and

UBS Securities LLC

299 Park Avenue

New York, New York 10171

Re: Redback Networks Inc. — Lock-Up Agreement

Ladies and Gentlemen:

The undersigned understands that Goldman, Sachs & Co. and UBS Securities LLC, as representatives (the “Representatives”), propose to enter into an Underwriting Agreement on behalf of the several Underwriters named in Schedule I to such agreement (collectively, the “Underwriters”), with Redback Networks Inc., a Delaware corporation (the “Company”), and the selling stockholders named therein (together, the “Selling Stockholders”), providing for a public offering (the “Offering”) of shares of Common Stock, par value $0.0001 per share, of the Company (the “Common Stock”), proposed to be sold by the Company and the Selling Stockholders (such shares, the “Securities”) pursuant to a Registration Statement on Form S-3ASR (the “Registration Statement”), to be filed with the Securities and Exchange Commission (the “SEC”).

In consideration of the agreement by the Underwriters to offer and sell the Securities, and of other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned agrees that, during the period beginning from the date hereof and continuing to and including the date 90 days after the date of the final Prospectus covering the public offering of the Securities, the undersigned will not offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of any shares of Common Stock, or any options or warrants to purchase any shares of Common Stock, or any securities convertible into, exchangeable for or that represent the right to receive shares of Common Stock, whether now owned or hereinafter acquired, owned directly by the undersigned (including holding as a custodian) or with respect to which the undersigned has beneficial ownership within the rules and regulations of the SEC (collectively, the “Undersigned’s Shares”). The foregoing restriction is expressly agreed to preclude the undersigned from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the Undersigned’s Shares even if such Undersigned’s Shares would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any of the Undersigned’s Shares.

Notwithstanding the foregoing, the undersigned may transfer the Undersigned’s Shares: (i) to the Underwriters pursuant to the Underwriting Agreement in connection Offering, provided that the undersigned shall have been named as a Selling Stockholder in the Underwriting Agreement; (ii) as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound in writing by the restrictions set forth herein; (iii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee or trustees of such trust agree to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value; (iv) to any beneficiary of any trust pursuant to which the undersigned is designated as the trustee thereunder, provided that any such beneficiary or beneficiaries agree to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value; (v) pursuant to distributions to limited partners, members or stockholders of the undersigned, provided that the distributee or distributees thereof agree to be bound in writing by the restrictions set forth herein; (vi) pursuant to will or intestate succession to the immediate family of the undersigned, provided that the donee or donees thereof agree to be bound in writing by the restrictions set forth herein; (vii) pursuant to sales of the Undersigned’s Shares in the public market by the undersigned undertaken pursuant to a written trading plan designed to comply with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, provided that such sales are made pursuant to a written trading plan that shall have been in effect prior to the date on which the Registration Statement is initially filed with the SEC; or (viii) with the prior written consent of Goldman, Sachs & Co. and UBS Securities LLC on behalf of the Underwriters. For purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

In addition, notwithstanding the foregoing, if the undersigned is a corporation, the corporation may transfer shares of capital stock of the Company to any wholly-owned subsidiary of such corporation; provided, however, that in any such case, it shall be a condition to such transfer that the transferee subsidiary execute an agreement stating that such transferee is receiving and holding such capital stock of the Company subject to the provisions of this Lock-Up Agreement and there shall be no further transfer of such capital stock except in accordance with this Lock-Up Agreement; and provided further that any such transfer shall not involve a disposition for value.

The undersigned now has, and, except as otherwise specifically set forth in this Lock-Up Agreement, for the duration of this Lock-Up Agreement will have, good and marketable title to the Undersigned’s Shares, free and clear of all liens, encumbrances and claims whatsoever. The undersigned also agrees and consents to the entry of stop transfer instructions with transfer agent and registrar for the Company against the transfer of the Undersigned’s Shares not in compliance with the foregoing restrictions. In addition, the undersigned hereby waives any rights the undersigned may have to require registration of the Undersigned’s Shares in connection with the filing of a registration statement relating to the Offering.

The undersigned further agrees that, during the period beginning from the date hereof and continuing to and including the date 90 days after the date of the final Prospectus covering the public offering of the Securities, it will not, without the prior written consent of Goldman, Sachs & Co. and UBS Securities LLC, make any demand for, or exercise any right with respect to, the registration of the Undersigned’s Shares. In addition, the undersigned hereby confirms that the undersigned has not, directly or indirectly, taken, and hereby covenants that the undersigned will not, directly or indirectly, take, any action designed, or which has constituted or will constitute or might reasonably be expected to cause or result in the stabilization or manipulation of the price of the Undersigned’s Shares to facilitate the sale or resale of shares of Common Stock.

If the initial closing of the Offering does not occur on or prior to July 31, 2006, this Lock-Up Agreement shall terminate immediately on such date and shall be of no further force and effect.

[Intentionally Left Blank]

The undersigned understands that the Company and the Underwriters are relying upon this Lock-Up Agreement in proceeding toward consummation of the Offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the heirs, legal representatives, successors and assigns of the undersigned.

Very truly yours,

Print Name

Authorized Signature

Title

ANNEX B-2

REDBACK NETWORKS INC.

FORM OF LOCK-UP AGREEMENT

GOLDMAN, SACHS & CO.

UBS SECURITIES LLC

As representatives of the several

Underwriters named in Schedule I

to the Underwriting Agreement

c/o:	Goldman, Sachs & Co.

85 Broad Street

New York, New York 10004

and

UBS Securities LLC

299 Park Avenue

New York, New York 10171

Re: Redback Networks Inc. — Lock-Up Agreement

Ladies and Gentlemen:

The undersigned understands that Goldman, Sachs & Co. and UBS Securities LLC, as representatives (the “Representatives”), propose to enter into an Underwriting Agreement on behalf of the several Underwriters named in Schedule I to such agreement (collectively, the “Underwriters”), with Redback Networks Inc., a Delaware corporation (the “Company”), and the selling stockholders named therein (together, the “Selling Stockholders”), providing for a public offering (the “Offering”) of shares of Common Stock, par value $0.0001 per share, of the Company (the “Common Stock”), proposed to be sold by the Company and the Selling Stockholders (such shares, the “Securities”) pursuant to a Registration Statement on Form S-3ASR (the “Registration Statement”), to be filed with the Securities and Exchange Commission (the “SEC”).

In consideration of the agreement by the Underwriters to offer and sell the Securities, and of other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned agrees that, during the period beginning from the date hereof and continuing to and including the date 90 days after the date of the final Prospectus covering the public offering of the Securities, the undersigned will not offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of any shares of Common Stock, or any options or warrants to purchase any shares of Common Stock, or any securities convertible into, exchangeable for or that represent the right to receive shares of Common Stock, whether now owned or hereinafter acquired, owned directly by the undersigned (including holding as a custodian) or with respect to which the undersigned has beneficial ownership within the rules and regulations of the SEC (collectively, the “Undersigned’s Shares”). The foregoing restriction is expressly agreed to preclude the undersigned from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the Undersigned’s Shares even if such Undersigned’s Shares would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any of the Undersigned’s Shares.

Notwithstanding the foregoing, the undersigned may transfer the Undersigned’s Shares: (i) to the Underwriters pursuant to the Underwriting Agreement in connection Offering, provided that the undersigned shall have been named as a Selling Stockholder in the Underwriting Agreement; (ii) as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound in writing by the restrictions set forth herein; (iii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee or trustees of such trust agree to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value; (iv) to any beneficiary of any trust pursuant to which the undersigned is designated as the trustee thereunder, provided that any such beneficiary or beneficiaries agree to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value; (v) pursuant to distributions to limited partners, members or stockholders of the undersigned, provided that the distributee or distributees thereof agree to be bound in writing by the restrictions set forth herein; (vi) pursuant to will or intestate succession to the immediate family of the undersigned, provided that the donee or donees thereof agree to be bound in writing by the restrictions set forth herein; (vii) pursuant to sales of the Undersigned’s Shares in the public market by the undersigned undertaken pursuant to a written trading plan designed to comply with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, provided that such sales are made pursuant to a written trading plan that shall have been in effect prior to the date on which the Registration Statement is initially filed with the SEC; (viii) with the prior written consent of Goldman, Sachs & Co. and UBS Securities LLC on behalf of the Underwriters; or (ix) in connection with the sale by the undersigned to TCV IV, L.P. and TCV IV Strategic Partners, L.P. of up to, but no more than, an aggregate of 1,927,500 shares of Common Stock held by the undersigned, provided that: (A) such sale shall have been made pursuant to the written agreement, dated May 9, 2006, made by and between each of the undersigned, TCV IV, L.P. and TCV IV Strategic Partners, L.P.; and (B) immediately upon the consummation of any such sale, each of TCV IV, L.P. and TCV IV Strategic Partners, L.P. shall have agreed to be bound in writing by the restrictions set forth herein. For purposes of this Lock-Up

Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

In addition, notwithstanding the foregoing, if the undersigned is a corporation, the corporation may transfer shares of capital stock of the Company to any wholly-owned subsidiary of such corporation; provided, however, that in any such case, it shall be a condition to such transfer that the transferee subsidiary execute an agreement stating that such transferee is receiving and holding such capital stock of the Company subject to the provisions of this Lock-Up Agreement and there shall be no further transfer of such capital stock except in accordance with this Lock-Up Agreement; and provided further that any such transfer shall not involve a disposition for value.

The undersigned now has, and, except as otherwise specifically set forth in this Lock-Up Agreement, for the duration of this Lock-Up Agreement will have, good and marketable title to the Undersigned’s Shares, free and clear of all liens, encumbrances and claims whatsoever. The undersigned also agrees and consents to the entry of stop transfer instructions with transfer agent and registrar for the Company against the transfer of the Undersigned’s Shares not in compliance with the foregoing restrictions. In addition, the undersigned hereby waives any rights the undersigned may have to require registration of the Undersigned’s Shares in connection with the filing of a registration statement relating to the Offering.

The undersigned further agrees that, during the period beginning from the date hereof and continuing to and including the date 90 days after the date of the final Prospectus covering the public offering of the Securities, it will not, without the prior written consent of Goldman, Sachs & Co. and UBS Securities LLC, make any demand for, or exercise any right with respect to, the registration of the Undersigned’s Shares. In addition, the undersigned hereby confirms that the undersigned has not, directly or indirectly, taken, and hereby covenants that the undersigned will not, directly or indirectly, take, any action designed, or which has constituted or will constitute or might reasonably be expected to cause or result in the stabilization or manipulation of the price of the Undersigned’s Shares to facilitate the sale or resale of shares of Common Stock.

If the initial closing of the Offering does not occur on or prior to July 31, 2006, this Lock-Up Agreement shall terminate immediately on such date and shall be of no further force and effect.

[Intentionally Left Blank]

The undersigned understands that the Company and the Underwriters are relying upon this Lock-Up Agreement in proceeding toward consummation of the Offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the heirs, legal representatives, successors and assigns of the undersigned.

Very truly yours,

Print Name

Authorized Signature

Title

ANNEX C

SELLING STOCKHOLDERS

Kevin A. DeNuccio

Ebrahim Abbasi

Georges Antoun

Thomas L. Cronan III

Scott Marshall

ANNEX D

•	Letter dated March 29, 2005 from Alcatel to Redback Networks Inc.

•	Letters dated October 4, 2005 and November 2, 2005 from Finnegan Henderson Farabow Garrett & Dunner LLP to Redback Networks Inc.

ANNEX E

PRICING INFORMATION

Price to Public	$21.25

Number of Firm Securities	8,198,000

Number of Optional Securities	1,229,700